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                                                                   Exhibit 10.33

    Amendments to the Deferred Restricted Unit Plan of U.S. Trust Corporation
                 As Amended and Restated through January 1, 1997

      RESOLVED that Section 6(c) and (d) of the Plan is hereby amended effective January 1, 1998 by replacing the reference to "10 annual installments" with "5, 10 or 15 annual installments".